UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $13.26 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $13.50.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Total Return Realty Fund at NAV[a]	5.52%
Cohen & Steers Total Return Realty Fund at Market Value[a]	–5.34%
FTSE NAREIT Equity REIT Index[b]	6.49%
Blended benchmark—80% FTSE NAREIT Equity REIT Index/ 20% BofA Merrill Lynch REIT Preferred Index[b]	4.81%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Total Return Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders (the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.The BofA Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.22 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

Investment Review

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period, REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve might taper its bond purchasing program relatively soon. Despite the rise in yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels (10.5% total returnc) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector (6.7%) saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the period, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

IPO and M&A activity was visible

There were 11 new listings from real estate companies in the first half of 2013, a combination of initial public offerings and private REITs that became listed on the exchange. The issuers have generally been specialty REITs, such as data-center owners and companies that purchase single-family homes to rent. On the merger and acquisition front, Mid-America Apartment Communities and Colonial Properties Trust announced a merger that would create a publicly traded apartment REIT focused on Sunbelt markets. The combined company was expected to have a total market capitalization of $8.6 billion at the time of the announcement.

REIT Preferreds declined

Preferred securities issued by real estate companies had a total return of –1.9% in the period as measured by the BofA Merrill Lynch REIT Preferred Index, hindered by the rise in Treasury yields. The high credit quality REIT preferreds that comprise the index underperformed investment-grade preferreds issued by financial companies, as many were relatively new issues with lower income rates and credit spreads, and therefore had much less room for yield-spread compression.

Fund performance

The Fund outperformed its blended benchmark on a NAV basis but underperformed on a market value basis. Factors that aided relative performance based on NAV included stock selection in the apartment sector. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired. The Fund's allocation to REIT preferred securities benefited performance both in absolute and relative terms. Relative returns were hindered by our underweights in the health care (9.4%) and free-standing retail (9.5%) sectors and stock selection in the regional malls sector.

The Fund declined based on market price in the period, after posting a large gain (and exceeding its NAV gain by a wide margin) in 2012.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Outlook

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy. Better growth could have a greater impact on investor sentiment than a move away from historically low rates, in our view.

We believe that an environment of low new supply and improving demand generated by a housing-led economic recovery should be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. Given that distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view. Based on our cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs with the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners, as we believe the group's valuation advantage has narrowed relative to central business district office companies. West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

With regard to REIT preferreds, we believe that the recent downdraft in these securities has been somewhat rational, as prospects for lower Federal Reserve accommodation has increased uncertainty. However, we believe the extent of repricing of many preferreds has led to a value entry point in many securities. With yield spreads already wide of historical levels before the selloff and even wider now, we believe many securities look quite compelling, even if we assume that Treasury yields will rise further.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2013
Top Ten Holdingsa
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$10,984,441	8.6
Ventas	6,413,659	5.0
Prologis	5,780,703	4.5
Equity Residential	5,024,570	4.0
Health Care REIT	4,966,923	3.9
Vornado Realty Trust	4,362,881	3.4
Public Storage	3,376,327	2.7
Kimco Realty Corp.	2,858,655	2.2
SL Green Realty Corp.	2,463,940	1.9
Realty Income Corp.	2,301,617	1.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	81.8%
DIVERSIFIED	8.6%
American Assets Trust		26,024	$803,101
Colony Financial		52,620	1,046,612
Cousins Properties		76,059	768,196
Duke Realty Corp.		103,200	1,608,888
Forest City Enterprises, Class Aa		29,700	531,927
Societe Fonciere Lyonnaise SA (France)		14,100	715,777
Vornado Realty Trust		52,660	4,362,881
WP Carey		15,602	1,032,384
			10,869,766
HEALTH CARE	10.6%
Aviv REIT		26,270	664,368
Emeritus Corp.[a]		35,996	834,387
Health Care REIT		74,100	4,966,923
Healthcare Trust of America, Class A		57,538	646,152
Ventas		92,336	6,413,659
			13,525,489
HOTEL	6.0%
Hersha Hospitality Trust		204,107	1,151,163
Host Hotels & Resorts		97,143	1,638,802
Hyatt Hotels Corp., Class Aa		13,458	543,165
Pebblebrook Hotel Trust		39,800	1,028,830
RLJ Lodging Trust		47,100	1,059,279
Strategic Hotels & Resorts Worldwide[a]		135,953	1,204,544
Sunstone Hotel Investors[a]		79,744	963,308
			7,589,091
INDUSTRIALS	5.3%
DCT Industrial Trust		53,276	380,924
First Industrial Realty Trust		30,442	461,805
Prologis		153,253	5,780,703
STAG Industrial		7,537	150,363
			6,773,795

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
OFFICE	10.2%
Alexandria Real Estate Equities		22,200	$1,458,984
Boston Properties		19,517	2,058,458
Corporate Office Properties Trust		45,030	1,148,265
Douglas Emmett		63,416	1,582,229
Highwoods Properties		38,600	1,374,546
Hudson Pacific Properties		60,154	1,280,077
Mack-Cali Realty Corp.		24,850	608,577
Parkway Properties		60,000	1,005,600
SL Green Realty Corp.		27,939	2,463,940
			12,980,676
OFFICE/INDUSTRIAL	1.0%
PS Business Parks		17,503	1,263,192
RESIDENTIAL	12.0%
APARTMENT	10.6%
Apartment Investment & Management Co.		44,344	1,332,094
AvalonBay Communities		10,178	1,373,114
Colonial Properties Trust		71,600	1,726,992
Equity Residential		86,541	5,024,570
Essex Property Trust		8,300	1,319,036
Mid-America Apartment Communities		9,754	661,029
UDR		82,584	2,105,066
			13,541,901
MANUFACTURED HOME	1.4%
Sun Communities		22,348	1,112,036
TRI Pointe Homes[a]		36,798	610,111
			1,722,147
TOTAL RESIDENTIAL			15,264,048
SELF STORAGE	5.6%
CubeSmart		62,500	998,750
Extra Space Storage		33,900	1,421,427
Public Storage		22,020	3,376,327
Sovran Self Storage		20,583	1,333,572
			7,130,076

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	21.6%
COMMUNITY CENTER	6.8%
Cedar Realty Trust		68,293	$353,758
DDR Corp.		99,900	1,663,335
Kimco Realty Corp.		133,395	2,858,655
Ramco-Gershenson Properties Trust		52,786	819,766
Regency Centers Corp.		34,465	1,751,167
Tanger Factory Outlet Centers		36,861	1,233,369
			8,680,050
FREE STANDING	2.6%
National Retail Properties		29,100	1,001,040
Realty Income Corp.		54,905	2,301,617
			3,302,657
REGIONAL MALL	12.2%
General Growth Properties		82,979	1,648,793
Glimcher Realty Trust		141,700	1,547,364
Simon Property Group		69,557	10,984,441
Taubman Centers		16,892	1,269,434
			15,450,032
TOTAL SHOPPING CENTERS			27,432,739
SPECIALTY	0.9%
Digital Realty Trust		18,218	1,111,298
TOTAL COMMON STOCK (Identified cost—$78,111,386)			103,940,170
PREFERRED SECURITIES—$25 PAR VALUE	12.7%
BANKS	0.6%
Ally Financial, 7.375%, due 12/16/44		30,000	751,800
BANKS—FOREIGN	0.2%
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)		13,358	335,152
INSURANCE—MULTI-LINE—FOREIGN	0.3%
ING Groep N.V., 7.375% (Netherlands)		15,000	374,700

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
REAL ESTATE	11.6%
DIVERSIFIED	4.8%
Capital Lease Funding, 8.125%, Series A		10,629	$267,001
Colony Financial, 8.50%, Series A		20,000	519,800
DuPont Fabros Technology, 7.875%, Series A		20,000	513,000
DuPont Fabros Technology, 7.625%, Series B		20,000	509,000
EPR Properties, 9.00%, Series E (Convertible)		20,000	642,600
Forest City Enterprises, 7.375%, due 2/1/34		38,000	973,560
Gramercy Property Trust, 8.125%, Series A		20,157	669,212
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)		22,800	1,104,774
National Retail Properties, 5.70%		19,091	457,611
NorthStar Realty Finance Corp., 8.50%, Series D		19,900	493,520
			6,150,078
HOTEL	2.8%
Ashford Hospitality Trust, 9.00%, Series E		20,000	526,800
Chesapeake Lodging Trust, 7.75%, Series A		20,000	513,000
Hersha Hospitality Trust, 8.00%, Series B		25,000	641,375
Hospitality Properties Trust, 7.125%, Series D		10,000	255,400
Pebblebrook Hotel Trust, 7.875%, Series A		35,000	904,400
Sunstone Hotel Investors, 8.00%, Series D		25,000	656,250
			3,497,225
INDUSTRIALS	0.7%
First Potomac Realty Trust, 7.75%, Series A		15,000	395,700
Monmouth Real Estate Investment Corp., 7.875%, Series Bb		20,000	516,200
			911,900
OFFICE	0.2%
Hudson Pacific Properties, 8.375%, Series B		8,500	224,825
RESIDENTIAL	0.8%
APARTMENT	0.4%
Alexandria Real Estate Equities, 7.00%, Series D		19,000	491,910
MANUFACTURED HOME	0.4%
Equity Lifestyle Properties, 6.75%, Series C		19,060	491,558
TOTAL RESIDENTIAL			983,468

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHOPPING CENTERS	2.3%
COMMUNITY CENTER	1.2%
Cedar Realty Trust, 7.25%, Series B		20,000	$514,000
DDR Corp., 7.375%, Series H		5,339	134,009
DDR Corp., 6.50%, Series J		25,200	608,328
Kite Realty Group Trust, 8.25%, Series A		10,000	257,500
			1,513,837
REGIONAL MALL	1.1%
CBL & Associates Properties, 7.375%, Series D		29,998	758,949
Pennsylvania REIT, 8.25%, Series A		25,000	661,000
			1,419,949
TOTAL SHOPPING CENTERS			2,933,786
TOTAL REAL ESTATE			14,701,282
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$14,292,350)			16,162,934
PREFERRED SECURITIES—CAPITAL SECURITIES	2.1%
BANKS	0.9%
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Ac		500,000	504,375
Farm Credit Bank of Texas, 10.00%, Series I		500	602,656
			1,107,031
BANKS—FOREIGN	0.6%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[d]		400,000	381,000
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)		450,000	442,687
			823,687
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.6%
La Mondiale Vie, 7.625% (France)[d]		750,000	769,688
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$2,665,646)			2,700,406

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	1.2%
INSURANCE—PROPERTY CASUALTY	0.3%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ac		$375,000	$397,042
REAL ESTATE—SHOPPING CENTERS	0.9%
BR Malls International Finance Ltd., 8.50%, 144A (Brazil)[b,c,d]		500,000	512,500
General Shopping Finance Ltd., 10.00%, 144A (Cayman Islands)[b,c]		620,000	600,780
			1,113,280
TOTAL CORPORATE BONDS (Identified cost—$1,465,003)			1,510,322
		Number of Shares
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[e]		600,014	600,014
Federated Government Obligations Fund, 0.01%[e]		600,014	600,014
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,200,028)			1,200,028
TOTAL INVESTMENTS (Identified cost—$97,734,413)	98.7%		125,513,860
OTHER ASSETS IN EXCESS OF LIABILITIES	1.3		1,590,998
NET ASSETS (Equivalent to $13.26 per share based on 9,586,556 shares of common stock outstanding)	100.0%		$127,104,858

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a Non-income producing security.

b Illiquid security. Aggregate holdings equal 1.3% of the net assets of the Fund.

c Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.6% of the net assets of the Fund, of which 0.9% are illiquid.

d Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 1.3% of the net assets of the Fund.

e Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$97,734,413)	$125,513,860
Cash	58,657
Receivable for:
Investment securities sold	1,270,101
Dividends and interest	512,798
Other assets	14,335
Total Assets	127,369,751
LIABILITIES:
Payable for:
Investment securities purchased	108,763
Investment advisory fees	73,764
Directors' fees	744
Other liabilities	81,622
Total Liabilities	264,893
NET ASSETS	$127,104,858
NET ASSETS consist of:
Paid-in capital	$92,810,988
Dividends in excess of net investment income	(2,630,832)
Accumulated undistributed net realized gain	9,145,255
Net unrealized appreciation	27,779,447
$127,104,858
NET ASSET VALUE PER SHARE:
($127,104,858 ÷ 9,586,556 shares outstanding)	$13.26
MARKET PRICE PER SHARE	$13.50
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	1.81%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $1,684 of foreign withholding tax)	$1,719,211
Interest income (net of $520 of foreign withholding tax)	127,287
Total Investment Income	1,846,498
Expenses:
Investment advisory fees	457,009
Professional fees	43,381
Shareholder reporting expenses	42,961
Custodian fees and expenses	20,365
Administration fees	17,911
Transfer agent fees and expenses	15,236
Directors' fees and expenses	3,707
Miscellaneous	18,629
Total Expenses	619,199
Net Investment Income	1,227,299
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,508,866
Options	9,820
Foreign currency transactions	5
Net realized gain	8,518,691
Net change in unrealized appreciation (depreciation) on investments	(2,833,227)
Net realized and unrealized gain	5,685,464
Net Increase in Net Assets Resulting from Operations	$6,912,763

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$1,227,299	$2,483,809
Net realized gain	8,518,691	11,533,249
Net change in unrealized appreciation (depreciation)	(2,833,227)	5,790,058
Net increase in net assets resulting from operations	6,912,763	19,807,116
Dividends and Distributions to Shareholders from:
Net investment income	(4,211,581)	(2,475,385)
Net realized gain	—	(10,976,862)
Total dividends and distributions to shareholders	(4,211,581)	(13,452,247)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	265,253	763,434
Total increase in net assets	2,966,435	7,118,303
Net Assets:
Beginning of period	124,138,423	117,020,120
End of period[a]	$127,104,858	$124,138,423

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $2,630,832 and $353,450, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.98	$12.30	$12.48	$11.06	$8.45	$13.93
Income (loss) from investment operations:
Net investment income	0.13	0.27	0.24	0.29	0.36	0.44
Net realized and unrealized gain (loss)	0.59	1.82	0.46	2.56	2.78	(4.58)
Total income (loss) from investment operations	0.72	2.09	0.70	2.85	3.14	(4.14)
Less dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.26)	(0.24)	(0.27)	(0.37)	(0.41)
Net realized gain	—	(1.15)	(0.64)	(1.17)	—	(0.18)
Tax return of capital	—	—	—	—	(0.16)	(0.76)
Total dividends and distributions to shareholders	(0.44)	(1.41)	(0.88)	(1.44)	(0.53)	(1.35)
Anti-dilutive effect from the issuance of reinvested shares	0.00 [a]	0.00 [a]	0.00 [a]	0.01	0.00 [a]	0.01
Net increase (decrease) in net asset value	0.28	0.68	(0.18)	1.42	2.61	(5.48)
Net asset value, end of period	$13.26	$12.98	$12.30	$12.48	$11.06	$8.45
Market value, end of period	$13.50	$14.72	$11.91	$14.88	$9.68	$7.35
Total net asset value return[b]	5.52%[c,d]	16.66%[d]	5.91%[e]	25.41%[e]	40.21%	–32.15%
Total market value return[b]	–5.34%[c]	36.74%	–14.13%	71.12%	41.08%	–37.72%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$127.1	$124.1	$117.0	$117.9	$103.7	$79.1
Ratio of expenses to average daily net assets	0.95%[f]	0.95%	0.91%	0.96%	1.13%	1.00%
Ratio of net investment income to average daily net assets	1.88%[f]	1.96%	1.78%	1.99%	3.79%	3.62%
Portfolio turnover rate	33%[c]	65%	72%	101%	101%	33%

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.

e  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2013, there were $715,777 of securities transferred between Level 1 and Level 2, which resulted from not utilizing foreign equity fair value pricing procedures by the Fund as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$103,940,170	$103,940,170	$—	$—
Preferred Securities— $25 Par Value	16,162,934	16,162,934	—	—
Preferred Securities— Capital Securities— Banks—Foreign	823,687	—	442,687	381,000	[b]
Preferred Securities— Capital Securities— Insurance—Life/Health Insurance—Foreign	769,688	—	—	769,688	[b]
Preferred Securities— Capital Securities— Other Industries	1,107,031	—	1,107,031	—
Corporate Bonds— Real Estate— Shopping Centers	1,113,280	—	—	1,113,280	[b,c]
Corporate Bonds— Insurance—Property Casualty	397,042	—	397,042	—
Money Market Funds	1,200,028	—	1,200,028	—
Total Investments[d]	$125,513,860	$120,103,104	$3,146,788	$2,263,968

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

b  Valued utilizing broker quotes.

c  Valued by a pricing service which utilized independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Corporate Bonds— Real Estate— Shopping Centers
Balance as of December 31, 2012	$1,785,406	$624,219	$—	$—	$1,161,187
Purchases	1,171,563	—	400,000	771,563	—
Accretion	(502)	—	—	(502)	—
Change in unrealized depreciation	(89,843)	(21,563)	(19,000)	(1,373)	(47,907)
Transfers out of Level 3[a]	(602,656)	(602,656)	—	—	—
Balance as of June 30, 2013	$2,263,968	$—	$381,000	$769,688	$1,113,280

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(68,280).

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At June 30, 2013, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

On December 13, 2011, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2013, the advisor considers it likely that a portion of the dividends will be reclassified to net realized capital gain upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor which was reimbursed by the Fund in the amount of $835 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $43,064,087 and $45,856,107, respectively.

Transactions in written options during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2012	—	$—
Options written	246	9,820
Options expired	(246)	(9,820)
Options outstanding at June 30, 2013	—	$—

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2013 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain	$9,820	—

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$97,734,413
Gross unrealized appreciation	$29,569,081
Gross unrealized depreciation	(1,789,634)
Net unrealized appreciation	$27,779,447

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013, and the year ended December 31, 2012, the Fund issued 19,243 and 55,456 shares of common stock, respectively, for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	8,057,432.934	253,581.397
Richard J. Norman	8,066,961.344	244,052.987
Frank K. Ross	8,062,617.305	248,397.026

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (09/27/93)	One Year	Five Years	Ten Years	Since Inception (09/27/93)
8.40%	9.88%	9.75%	10.13%	12.36%	8.19%	9.20%	9.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Investment Advisor and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel, noting the leadership changes to the global real estate investment team. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark and a blended benchmark. The Board of Directors noted that the Fund outperformed

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

the median of the Peer Funds for the five- and ten-year periods ended March 31, 2013, ranking one out of five funds and one out of three funds respectively, and underperformed the median of the Peer Funds for the one- and three-year periods ended March 31, 2013, ranking five out of five funds and four out of five funds respectively. The Board of Directors also noted that the Fund outperformed the benchmark for the five-year period ended March 31, 2013 and outperformed the blended benchmark for the one- and five-year periods ended March 31, 2013. The Board of Directors then noted that the Fund underperformed the benchmark for the one-, three- and ten-year periods ended March 31, 2013, and underperformed the blended benchmark for the three- and ten-year periods ended March 31, 2013. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, recent changes to the global real estate investment team, and the Investment Advisor's performance in managing other real estate funds. Due to the limited number of Peer Funds, the Board of Directors further considered the Fund's performance across all periods versus a group of open-end funds compiled by the Investment Advisor, and noted that the Fund outperformed the group's median for the one-, five- and ten-year periods and underperformed for the three-year period. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund, as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees and the Fund's total expense ratio compared to the median of the Peer Funds, noting that the Fund was lower than the median of the Peer Fund across all categories. The Board of Directors further considered the Fund's actual and contractual management fees and total expense ratio versus a group of three open-end funds compiled by the Investment Advisor, noting that the Fund was lower than the group's medians across all categories. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors noted that the Investment Advisor does not charge a separate administration fee, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

RFISAR

Semiannual Report June 30, 2013

Cohen & Steers Total Return Realty Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	August 27, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013